UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 10, 2020
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
As previously reported in Carter Validus Mission Critical REIT II, Inc.'s (the "Company") Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on August 13, 2019, the Company, Carter Validus Operating Partnership II, LP ("CVOP II"), and certain of the Company’s subsidiaries entered into the Fourth Amended and Restated Credit Agreement, as amended (the "A&R Credit Agreement"), dated as of August 7, 2019, related to the Company's credit facility (the "KeyBank Credit Facility”) with KeyBank National Association (“KeyBank”), as lender and Administrative Agent, and the other lenders listed as lenders in the A&R Credit Agreement. The maximum commitments available to date under the KeyBank Credit Facility are $780,000,000, consisting of a $500,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to the Company’s right to one, 12-month extension period, and a $280,000,000 term loan, with a maturity date of April 27, 2023.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility.
Simultaneously with the A&R Credit Agreement’s execution, on August 7, 2019, the Company, CVOP II, and certain of the Company’s subsidiaries entered into the Term Loan Agreement, as amended (the “Term Loan Agreement”) with KeyBank, as lender and Administrative Agent, and the other lenders listed as lenders in the Term Loan Agreement, for the maximum commitment available of up to $520,000,000 with a maturity date of December 31, 2024 (the "Term Loan"). Subject to certain conditions, the Term Loan can be increased to $600,000,000 any time before December 31, 2023.
The Company refers to the KeyBank Credit Facility and the Term Loan together as the "Unsecured Credit Facility," which have an aggregate commitment available of $1,300,000,000.
As of July 16, 2020, the Company had a total pool availability under the Unsecured Credit Facility of $1,129,545,000 and an aggregate outstanding principal balance of $938,000,000. Therefore, $191,545,000 was available to be drawn under the Unsecured Credit Facility.
On July 10, 2020, the Company, CVOP II, certain of the Company's subsidiaries, KeyBank and the other lenders listed as lenders in the A&R Credit Agreement and Term Loan Agreement entered into the Second Amendment to the A&R Credit Agreement (the "Second Amendment to A&R Credit Agreement") and the Second Amendment to the Term Loan Agreement (the "Second Amendment to Term Loan Agreement" and together with the Second Amendment to A&R Credit Agreement, the "Second Amendments to the Unsecured Credit Facility") due to certain rent concessions provided to tenants as a result of the COVID-19 pandemic and their impact on the amount available to be drawn under the Unsecured Credit Facility. In particular, the Second Amendments to the Unsecured Credit Facility (i) modify the calculation of Adjusted Net Operating Income (“ANOI”) such that beginning with the second quarter of 2020 and continuing thereafter, ANOI will be calculated using a trailing 12 month accrual method, rather than a trailing six month annualized cash-based approach, and waives a rent coverage ratio requirement with respect to certain healthcare pool properties beginning with the quarter ended June 30, 2020 through and including the quarter ending June 30, 2021, and (ii) provide updated provisions for the conversion of the benchmark interest rate from the London Interbank Offered Rate to an alternate index rate adopted by the Federal Reserve Board and the Federal Reserve Bank of New York following the occurrence of certain transition events.
Except as set forth in this Current Report on Form 8-K and the Company's Current Report on Form 8-K filed with the SEC on October 8, 2019, which is incorporated herein by reference, the material terms of the Unsecured Credit Facility remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2019, which is incorporated herein by reference.
The material terms of the agreements discussed above are not complete and are qualified in their entirety by the Second Amendment to A&R Credit Agreement and the Second Amendment to the Term Loan Agreement attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1
Second Amendment to Fourth Amended and Restated Credit Agreement, dated July 10, 2020, by and among Carter Validus Mission Critical REIT II, Inc, as Borrower, Carter Validus Operating Partnership II, LP and certain of Carter Validus Mission Critical REIT II, Inc.'s subsidiaries, as Guarantors, KeyBank National Association, as lender and Administrative Agent, and the other lenders listed as lenders in the Fourth Amended and Restated Credit Agreement.

10.2
Second Amendment to Term Loan Agreement, dated July 10, 2020, by and among Carter Validus Mission Critical REIT II, Inc., as Borrower, Carter Validus Operating Partnership II, LP and certain of Carter Validus Mission Critical REIT II, Inc.'s subsidiaries, as Guarantors, KeyBank National Association, as lender and Administrative Agent, and the other lenders listed as lenders in the Term Loan Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

July 16, 2020	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer